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                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.   20549
                            _____________


                              FORM 8-K

                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D) OF
                 THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported): May 11, 1999


                       THE ADVEST GROUP, INC.
       (Exact name of Registrant as specified in its charter)



            Delaware             1-8408             06-0950444
  (State or other juris-      (Commission         (IRS employer
 diction of incorporation)     file number)     identification no.)



       90 State House Square, Hartford CT                06103
    (Address of principal executive offices)          (Zip code)



 Registrant's telephone number, including area code: (860) 509-1000



                              No change
    (Former name or former address, if changed since last report)


                               Page 1
Exhibit Index on Page 3
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Item 5.  Other Events.

On May 11, 1999, The Advest Group, Inc. issued a news release reporting that it will enter into a strategic alliance with Hudson United Bancorp. As more fully described in the news release, Hudson United Bank will become the exclusive provider of banking products and services to clients of Advest, Inc. and will acquire the loans and other financial assets and assume the deposit liabilities of Advest Bank and Trust.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits:

     99   News release dated May 11, 1999


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE ADVEST GROUP, INC.


Date:     May 11, 1999              By: /s/ MARTIN M. LILIENTHAL
                                        Martin M. Lilienthal
                                        Chief Financial Officer









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                            EXHIBIT INDEX


Number         Exhibit                            Page No.

99        News release dated May 11, 1999             4































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